UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                         March 7, 2016

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-31403	52-2297449

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-03559	21-0398280

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-01405	51-008428

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., ATLANTIC CITY ELECTRIC COMPANY, POTOMAC ELECTRIC POWER COMPANY AND DELMARVA POWER & LIGHT COMPANY.  INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF.  NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 1.01.                      Entry into a Material Definitive Agreement.

As previously disclosed, on April 29, 2014, Pepco Holdings, Inc., a Delaware corporation (Pepco Holdings), entered into an Agreement and Plan of Merger with Exelon Corporation, a Pennsylvania corporation (Exelon), and Purple Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Exelon (Merger Sub), which was amended and restated on July 18, 2014 (the Merger Agreement), providing for the merger of Merger Sub with and into Pepco Holdings (the Merger), with Pepco Holdings surviving the Merger as a wholly owned subsidiary of Exelon.

On March 7, 2016, Pepco Holdings, Exelon and Merger Sub entered into a Letter Agreement (the Letter Agreement), pursuant to which Pepco Holdings and Exelon acknowledged that either party may terminate the Merger Agreement at any time and Pepco Holdings agreed that it would not declare or pay any dividend on its common stock covering the period after December 10, 2015 and prior to the termination of the Merger Agreement in consideration for Exelon’s agreement to (i) file with the District of Columbia Public Service Commission (DCPSC) a request for other relief (as described in Item 8.01 below), and (ii) pursue closing of the Merger if  the DCPSC grants the request for other relief and approves the Merger on the terms provided in such filing, without modification.  Pursuant to the Letter Agreement, if Pepco Holdings violates the terms of the Letter Agreement, Exelon shall have the right to terminate the Merger Agreement, and Pepco Holdings would not be entitled to (a) retain the $180 million reverse termination fee prepaid by Exelon through the purchase of an aggregate of 18,000 shares of Pepco Holdings preferred stock and (b) reimbursement otherwise required under the Merger Agreement for up to $40 million for out-of-pocket expenses incurred by Pepco Holdings.

The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Letter Agreement attached as Exhibit 2 and incorporated herein by reference.

Item 8.01.                      Other Events.

As previously disclosed, on February 26, 2016, the DCPSC issued an order rejecting the Nonunanimous Full Settlement Agreement and Stipulation (the DC Settlement Agreement) among Pepco Holdings, Potomac Electric Power Company, Exelon, and certain of their respective affiliates (the Joint Applicants) and the District of Columbia Government, the Office of the People’s Counsel and other parties filed with the DCPSC on October 6, 2015, and directing the parties to the DC Settlement (the Settling Parties) to review a revised DC Settlement Agreement (the DCPSC Revised Settlement Agreement) included in the DCPSC’s order and to notify the DCPSC of their acceptance of the DCPSC Revised Settlement Agreement by March 11, 2016.  The terms of  such order also provided that if the Settling Parties choose, they may request relief from the DCPSC other than as provided in the DCPSC order and the non-Settling Parties to the DCPSC proceeding will have seven (7) business days to file comments in response to the Settling Parties’ filing.

On March 7, 2016, the Joint Applicants filed a Joint Applicants’ Request for Other Relief with the DCPSC requesting approval of the Merger through either (i) the adoption of the DCPSC Revised Settlement Agreement as a resolution on the merits, (ii) the adoption of the DC Settlement Agreement as originally executed by the Settling Parties, or (iii) the adoption of modifications to the DCPSC Revised Settlement Agreement as set forth therein and in Attachment A to the Letter Agreement.

Pursuant to the DCPSC’s February 26, 2016 order, the other parties to the DCPSC proceeding regarding the Merger will have seven (7) business days from the date of the Joint Applicants’ filing to file comments or request other relief from the DCPSC.  In such filing, the Joint Applicants requested expedited review and consideration of the Joint Applicants’ Request for Other Relief by April 7, 2016, without reopening the record in the proceeding or holding additional hearings.

A copy of the Joint Applicants’ Request for Other Relief has been made available on Pepco Holdings’ Web site (http://www.pepcoholdings.com).  Investors may access copies of this information (among other documents and information) through the “Regulatory Filings” hyperlink on the Investor Relations page of this Web site.

Pursuant to the Merger Agreement, Pepco Holdings’ utility subsidiaries were prohibited from filing any new rate cases without Exelon’s consent.  As a result, none of Pepco Holdings’ utility subsidiaries have filed any new distribution base rate cases since entering into the Merger Agreement in April 2014.  On March 7, 2016, Exelon agreed to waive this prohibition on rate case filings and consented to Pepco Holdings’ utility subsidiaries filing new rate cases with the Delaware Public Service Commission, the Maryland Public Service Commission and the New Jersey Board of Public Utilities.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		Exhibit No.	Description of Exhibit

		2	Letter Agreement, dated March 7, 2016, among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.

Cautionary Statements Regarding Forward-Looking Information

Certain of the matters discussed in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements.  These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, the expected timing of completion of the Merger, anticipated future financial and operating performance and results of Pepco Holdings if the Merger is not completed, including estimates for growth.  These statements are based on the current expectations of management of Pepco Holdings and its utility subsidiaries.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K.  For example, (1) conditions to the closing of the Merger may not be satisfied; (2) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (3) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (4) Pepco Holdings and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (5) the industry may be subject to future regulatory or legislative actions that could adversely affect Pepco Holdings and its utility subsidiaries; and (6) Pepco Holdings and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company.  Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.  Discussions of some of these other important factors and assumptions are contained in Pepco Holdings’ and its utility subsidiaries’ filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) the definitive proxy statement that Pepco Holdings filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed Merger; (2) Pepco Holdings’ Current Report on Form 8-K filed with the SEC on September 12, 2014, which provides supplemental disclosures to the definitive proxy statement; and (3) Pepco Holdings’ and its utility subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2015 in (a) Part I, Item 1A. “Risk Factors,” (b) Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) Note (16), “Commitments and Contingencies” to the consolidated financial statements of Pepco Holdings included in Part II, Item 8. “Financial Statements and Supplementary Data.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Pepco Holdings and its utility subsidiaries do not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this communication.  New factors emerge from time to time, and it is not possible for Pepco Holdings or its utility subsidiaries to predict all such factors.  Furthermore, it may not be possible to assess the impact of any such factor on Pepco Holdings’ or its utility subsidiaries’ businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.  Any specific factors that may be provided should not be construed as exhaustive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
DELMARVA POWER & LIGHT COMPANY
POTOMAC ELECTRIC POWER COMPANY
ATLANTIC CITY ELECTRIC COMPANY

Date:	March 7, 2016	/s/ FRED BOYLE
		Name:	Frederick J. Boyle
Title:
Senior Vice President and Chief Financial Officer of Pepco Holdings, Inc., Delmarva Power & Light Company and Potomac Electric Power Company and Chief Financial Officer of Atlantic City Electric Company

INDEX TO EXHIBIT FILED HEREWITH

Exhibit No.	Description of Exhibit
2	Letter Agreement, dated March 7, 2016, among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.